497(c)

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 1, 2023

LORD ABBETT MUNICIPAL INCOME FUND, INC.

Lord Abbett Short Duration Tax Free Fund				Lord Abbett Sustainable Municipal Bond Fund
CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LSDAX	F3	LSDOX	A	LASMX	F3	LSMOX
C	LSDCX	I	LISDX	C	LCSBX	I	LISMX
F	LSDFX			F	LSMFX

Lord Abbett Intermediate Tax Free Fund				Lord Abbett California Tax Free Fund
CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LISAX	F3	LOISX	A	LCFIX	F3	LCFOX
C	LISCX	I	LAIIX	C	CALAX	I	CAILX
F	LISFX	P	LISPX	F	LCFFX	P	N/A

Lord Abbett National Tax Free Fund				Lord Abbett New Jersey Tax Free Fund
CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LANSX	F3	LONSX	A	LANJX	I	LINJX
C	LTNSX	I	LTNIX	F	LNJFX	P	N/A
F	LANFX	P	N/A	F3	LONJX

Lord Abbett High Income Municipal Bond Fund				Lord Abbett New York Tax Free Fund
CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	HYMAX	F3	HYMOX	A	LANYX	F3	LONYX
C	HYMCX	I	HYMIX	C	NYLAX	I	NYLIX
F	HYMFX	P	HYMPX	F	LNYFX	P	N/A

Lord Abbett Short Duration High Income Municipal Bond Fund
CLASS	TICKER	CLASS	TICKER
A	SDHAX	F3	HYMQX
C	SDHCX	I	SDHIX
F	SDHFX

This SAI is not a prospectus. A prospectus may be obtained from your financial intermediary or from the Distributor at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI is divided into two Parts - Part I and Part II. Part I contains information that is particular to the Funds offered in this SAI, and should be read in conjunction with the prospectus for Lord Abbett Municipal Income Fund, Inc., dated February 1, 2023, as supplemented from time to time. Part I includes information about the Funds, including investment policies, management fees paid by the Funds, and information about other fees applicable to and services provided to the Funds. Part II contains additional information that more generally applies to the Lord Abbett Funds.

Each Fund’s audited financial statements are incorporated into this SAI by reference to each Fund’s most recent annual report. The Funds' annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

PART I

TABLE OF CONTENTS

PAGE

1.	GLOSSARY	1-1
2.	FUND INFORMATION	2-1
3.	INVESTMENT POLICIES	3-1
4.	FUND INVESTMENTS	4-1
5.	BOARD MEMBERS	5-1
6.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	6-1
7.	PORTFOLIO MANAGER INFORMATION	7-1
8.	SECURITIES LENDING	8-1
9.	CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	9-1
10.	FINANCIAL STATEMENTS	10-1
11.	STATE TAX CONSIDERATIONS	11-1
APPENDIX A: RISK FACTORS REGARDING INVESTMENTS IN PUERTO RICO, CALIFORNIA, NEW JERSEY, AND NEW YORK MUNICIPAL BONDS		A-1
APPENDIX B: DESCRIPTION OF MUNICIPAL BOND RATINGS		B-1

1.
GLOSSARY

Lord Abbett Municipal Income Fund, Inc. is comprised of the following Funds:

Lord Abbett Short Duration Tax Free Fund: Short Duration Tax Free Fund

Lord Abbett Intermediate Tax Free Fund: Intermediate Fund

Lord Abbett National Tax Free Fund: National Fund

Lord Abbett High Income Municipal Bond Fund: High Income Municipal Bond Fund

Lord Abbett Short Duration High Income Municipal Bond Fund: Short Duration High Income Municipal Bond Fund

Lord Abbett Sustainable Municipal Bond Fund: Sustainable Municipal Bond Fund

Lord Abbett California Tax Free Fund: California Fund

Lord Abbett New Jersey Tax Free Fund: New Jersey Fund

Lord Abbett New York Tax Free Fund: New York Fund

Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Credit Opportunities Fund: Credit Opportunities Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Floating Rate High Income Fund: Floating Rate High Income Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Special Situations Income Fund: Special Situations Income Fund

Lord Abbett Trust I: Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

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1-1

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors
Board Member(s)	Director(s) of the Board
CDSC	Contingent deferred sales charge
CEA	Commodity Exchange Act, as amended
CPO	Commodity pool operator
Distributor	Lord Abbett Distributor LLC
Fitch	Fitch Ratings, Inc.
Fund(s)	Each separate investment portfolio of the Registrant
Independent Board Member(s)	Director(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Interested Board Member(s)	Director(s) of the Board who are not Independent Board Members
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investor Service, Inc.
NYSE	New York Stock Exchange
Registrant	Municipal Income Fund
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission

2.
FUND INFORMATION

The Registrant is an open-end management investment company registered under the 1940 Act. Short Duration Tax Free Fund, Sustainable Municipal Bond Fund, Intermediate Fund, and National Fund are diversified within the meaning of the 1940 Act. New Jersey Fund and New York Fund are non-diversified investment companies. California Fund, High Income Municipal Bond Fund, and Short Duration High Income Municipal Bond Fund are currently operating as diversified investment companies. Each of California Fund, High Income Municipal Bond Fund, and Short Duration High Income Municipal Bond Fund has previously operated as a non-diversified investment company and may operate as a non-diversified investment company in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Fund to resume operating as non-diversified. The table below sets forth information about the Registrant’s organization and certain Funds’ name changes.

Registrant Organization

Registrant	Form of Organization	Date of Organization	Number of Funds	Shares Available for Issuance
Municipal Income Fund	Maryland corporation	December 27, 1983	9	11,757,501,500 shares, $0.001 par value

Fund Name Changes
Fund	Former Name	Effective Date of Name Change
Lord Abbett High Income Municipal Bond Fund	Lord Abbett High Yield Municipal Bond Fund	November 1, 2021
Lord Abbett Short Duration High Income Municipal Bond Fund	Lord Abbett Short Duration High Yield Municipal Bond Fund	November 1, 2021

Portfolio Turnover
Fund	Fiscal Year 2021 Turnover Rate	Fiscal Year 2022 Turnover Rate
Lord Abbett Short Duration High Income Municipal Bond Fund	14%	81%

The change in portfolio turnover over the last two fiscal years for the Fund included in the table above was primarily due to trading strategies employed by the Fund’s portfolio management team in response to market conditions and shareholder cashflow activity, and not reflective of a material change in the Fund’s principal investment strategies.

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3.
INVESTMENT POLICIES

Fundamental Investment Restrictions. Each Fund’s (except for Sustainable Municipal Bond Fund) investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

All Funds (except for Sustainable Municipal Bond Fund)

1. Each Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)2 in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,3 and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

2. Each Fund may not pledge its assets (other than to secure such borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);4

3. Each Fund may not engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4. Each Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

5. Each Fund may not buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a CPO under the CEA as, for example, with futures contracts);

6. Each Fund may not, with respect to 75% of the gross assets of the National Fund, Intermediate Fund, and Short Duration Tax Free Fund, buy securities of one issuer representing more than (i) 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

7. Each Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); and

1 A “majority of the Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2] The term “bank” is defined in Section 2(a)(5) of the 1940 Act.

3 SEC staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4] For the purpose of this restriction, the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

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3-1

8. Each Fund may not issue senior securities to the extent such issuance would violate applicable law.5

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which each Fund must comply on a continuous basis.

Sustainable Municipal Bond Fund

1. The Fund may not borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)2 in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,3 and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief applicable to the Fund;

2. The Fund may not engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

3. The Fund may not make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

4. The Fund may not buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts other than in accordance with applicable law;

5. The Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry. (Tax-exempt securities, including tax-exempt securities financing facilities in the same industry or issued by nongovernmental users, and securities of the U.S. Government, its agencies and instrumentalities will not be considered to represent an industry); or

6. The Fund may not issue senior securities to the extent such issuance would violate applicable law5; and

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which each Fund must comply on a continuous basis.

[5]Current federal securities laws prohibit a Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that a Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

Non-Fundamental Investment Restriction. Each Fund also is subject to the following non-fundamental investment restriction that may be changed by the Registrant’s Board without shareholder approval:

Each Fund may not invest in securities issued by other investment companies as defined in the 1940 Act, except to the extent permitted by applicable law. A Fund may not, however, rely on Sections 12(d)(1)(F)

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3-2

and 12(d)(1)(G) of the 1940 Act.

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4.
FUND INVESTMENTS

The following table identifies the investment types and techniques that Lord Abbett may use in managing the Funds. A more detailed description of these investment types and techniques, along with the risks associated with each, is contained in the “Additional Information on Portfolio Investments, Risks, and Techniques” section of Part II. A Fund may use any or all of these investment types and techniques indicated below at any one time, and the fact that a Fund may use a particular investment type or technique does not mean that it will be used. A Fund’s transactions in a particular investment type or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Funds' prospectus and in this SAI, as well as the federal securities laws. A Fund may receive instruments or investments not contemplated herein through the conversion or exchange of a permissible investment or as a result of the reorganization or bankruptcy of the issuer of an otherwise permissible investment, and the Fund may hold or dispose of these instruments or investments at its discretion.

Please refer to the applicable Fund's prospectus and the fundamental and non-fundamental investment restrictions in the “Investment Policies” section of Part I for more information on any applicable limitations.

Investment Type

	Short Duration Tax Free Fund	Intermediate Fund	National Fund
Bank Loans
Cash/Short-Term Instruments and Money Market Investments	X	X	X
Convertible Securities
Synthetic Convertible Securities
Debt Securities	X	X	X
High-Yield Debt Securities	X	X	X
Municipal Bonds	X	X	X
Non-U.S. Gov’t and Supranational Debt Securities
U.S. Government Securities	X	X	X
Zero Coupon Bonds	X	X	X
Depositary Receipts
Derivatives	X	X	X
Commodity-Related Investments
Credit Default Swaps and Similar Instruments	X	X	X
Forward Contracts	X	X	X
Futures Contracts	X	X	X
Options Contracts	X	X	X
Swap Agreements	X	X	X
Equity Securities	X	X	X
Common Stocks	X	X	X
IPOs
Preferred Stocks	X	X	X
Warrants and Rights	X	X	X
Foreign Currency Transactions
Foreign Securities
Emerging Market Securities
Illiquid Securities	X	X	X

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Investment Type
	Short Duration Tax Free Fund	Intermediate Fund	National Fund
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations
Other Investment Companies	X	X	X
REITs
Short Sales	X	X	X
Structured Notes and Other Hybrid Instruments	X	X	X

Investment Type
	High Income Municipal Bond Fund	Short Duration High Income Municipal Bond Fund	Sustainable Municipal Bond Fund
Bank Loans
Cash/Short-Term Instruments and Money Market Investments	X	X	X
Convertible Securities
Synthetic Convertible Securities
Debt Securities	X	X	X
High-Yield Debt Securities	X	X	X
Municipal Bonds	X	X	X
Non-U.S. Gov’t and Supranational Debt Securities
U.S. Government Securities	X	X	X
Zero Coupon Bonds	X	X	X
Depositary Receipts
Derivatives	X	X	X
Commodity-Related Investments
Credit Default Swaps and Similar Instruments	X	X	X
Forward Contracts	X	X	X
Futures Contracts	X	X	X
Options Contracts	X	X	X
Swap Agreements	X	X	X
Equity Securities	X	X	X
Common Stocks	X	X	X
IPOs
Preferred Stocks	X	X	X
Warrants and Rights	X	X	X
Foreign Currency Transactions
Foreign Securities
Emerging Market Securities
Illiquid Securities	X	X	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations
Other Investment Companies	X	X	X

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Investment Type
	High Income Municipal Bond Fund	Short Duration High Income Municipal Bond Fund	Sustainable Municipal Bond Fund
REITs	X
Short Sales	X	X	X
Structured Notes and Other Hybrid Instruments	X	X	X

Investment Type
	California Fund	New Jersey Fund	New York Fund
Bank Loans
Cash/Short-Term Instruments and Money Market Investments	X	X	X
Convertible Securities
Synthetic Convertible Securities
Debt Securities	X	X	X
High-Yield Debt Securities	X	X	X
Municipal Bonds	X	X	X
Non-U.S. Gov’t and Supranational Debt Securities
U.S. Government Securities	X	X	X
Zero Coupon Bonds	X	X	X
Depositary Receipts
Derivatives	X	X	X
Commodity-Related Investments
Credit Default Swaps and Similar Instruments	X	X	X
Forward Contracts	X	X	X
Futures Contracts	X	X	X
Options Contracts	X	X	X
Swap Agreements	X	X	X
Equity Securities	X	X	X
Common Stocks	X	X	X
IPOs
Preferred Stocks	X	X	X
Warrants and Rights	X	X	X
Foreign Currency Transactions
Foreign Securities
Emerging Market Securities
Illiquid Securities	X	X	X
Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations
Other Investment Companies	X	X	X
REITs
Short Sales	X	X	X
Structured Notes and Other Hybrid Instruments	X	X	X

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4-3

Related Additional Investment Restrictions

In addition to the principal investment strategies (and related restrictions) discussed in each Funds' prospectus, each Fund may use other investment techniques in seeking to achieve its investment objective, as set forth in the table above. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see ‘‘Additional Information on Portfolio Investments, Risks, and Techniques’’ in Part II of the SAI for more information on these and the other investment techniques that may be used by the Funds.

Borrowing Money. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund may be more volatile and other investment risks will tend to be compounded.

Each Fund may engage in other transactions that may have the effect of creating leverage in the Fund’s portfolio, including, by way of example, derivatives transactions and reverse repurchase agreements. A Fund will generally not treat such transactions as borrowings of money.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that a Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. In determining the liquidity of an investment, a Fund may consider, among other things, the relevant market, trading and investment specific considerations of the security, including anticipated trading sizes.

When-Issued or Forward Transactions. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

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5.
BOARD MEMBERS

The Board Members of the Registrant are also Board Members of each of the Lord Abbett Funds, which collectively consist of 63 funds. For more information on the Board Members, please see the “Management of the Funds” section of Part II.

Compensation

The following table sets forth the compensation accrued by the Registrant for the Independent Board Members and the total compensation paid by all Lord Abbett Funds to the Independent Board Members, including amounts payable but deferred at the option of each Independent Board Member. No Interested Board Member or officer of the Lord Abbett Funds received any compensation from the Funds for acting as a Board Member or officer. The Lord Abbett Funds currently do not offer a bonus, pension, profit-sharing, or retirement plan.

Board Members	For the Fiscal Year Ended September 30, 2022 Aggregate Compensation Accrued by the Registrant[1]	Total Compensation Paid by the Lord Abbett Funds[2]
Evelyn E. Guernsey	$45,566	$443,481
Julie A. Hill	46,117	464,196
Kathleen M. Lutito	44,735	455,183
James M. McTaggart	44,596	446,849
Charles O. Prince	44,948	455,183
Karla M. Rabusch	45,468	465,113
Lorin Patrick Taylor Radtke	42,249	421,849
Leah Song Richardson	42,468	421,849
Mark A. Schmid	44,729	455,183
James L.L. Tullis	60,783	605,849

1 Independent Board Members’ fees, including attendance fees for Board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of the Fund. A portion of the fees payable by each Fund to its Independent Board Members may be deferred at the option of a Board Member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Board Members. The total deferred amounts for Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson, Mr. Schmid, and Mr. Tullis are $426, $9,293, $44,735, $18,165, $30,023, $6,840, $25,213, $2,534, $426, and $5,246, respectively.

2 The second column shows total compensation, including the types of compensation described in the “For the Fiscal Year Ended September 30, 2022 Aggregate Compensation Accrued by the Registrant” column, accrued by all Lord Abbett Funds for the calendar year ended December 31, 2022, including fees of Independent Board Members that have been deferred.

FUND OWNERSHIP

The following table sets forth certain information about the dollar range of equity securities beneficially owned by each Board Member in the Registrant and all other Lord Abbett Funds as of December 31, 2022. The amounts shown include deferred compensation (including any earnings) to the Board Members deemed invested in Fund shares. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Board Members	Short Duration Tax Free Fund	Intermediate Fund	National Fund	High Income Municipal Bond Fund
Independent Directors
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Julie A. Hill	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

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Kathleen M. Lutito	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Charles O. Prince	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
Karla M. Rabusch	$1-$10,000	$1-$10,000	Over $100,000	$1-$10,000
Lorin Patrick Taylor Radtke	None	None	None	$50,001-$100,000
Leah Song Richardson	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Mark A. Schmid	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis	None	None	None	None
Interested Director
Douglas B. Sieg	None	None	None	None

Board Members	Short Duration High Income Municipal Bond Fund	Sustainable Municipal Bond Fund	California Fund	New Jersey Fund
Independent Directors
Evelyn E. Guernsey	$1-$10,000	None	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	None	$10,001-$50,000	$1-$10,000
Kathleen M. Lutito	$1-$10,000	None	$1-$10,000	$1-$10,000
James M. McTaggart	$1-$10,000	None	$1-$10,000	$1-$10,000
Charles O. Prince	$1-$10,000	None	$1-$10,000	$1-$10,000
Karla M. Rabusch	$1-$10,000	None	Over $100,000	$1-$10,000
Lorin Patrick Taylor Radtke	$50,001-$100,000	None	None	None
Leah Song Richardson	$1-$10,000	None	$1-$10,000	$1-$10,000
Mark A. Schmid	$1-$10,000	None	$1-$10,000	$1-$10,000
James L.L. Tullis	None	None	None	None
Interested Director
Douglas B. Sieg	None	None	None	None

Board Members	New York Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett Funds
Independent Directors
Evelyn E. Guernsey	Over $100,000	Over $100,000
Julie A. Hill	$1-$10,000	Over $100,000
Kathleen M. Lutito	$1-$10,000	Over $100,000
James M. McTaggart	$1-$10,000	Over $100,000
Charles O. Prince	$1-$10,000	Over $100,000
Karla M. Rabusch	$1-$10,000	Over $100,000
Lorin Patrick Taylor Radtke	None	Over $100,000
Leah Song Richardson	$1-$10,000	$10,001-$50,000
Mark A. Schmid	$1-$10,000	Over $100,000
James L.L. Tullis	None	Over $100,000
Interested Director
Douglas B. Sieg	None	Over $100,000

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Committee Meetings

The following table sets forth the number of times each committee of the Board met during the most recent fiscal year:

Fiscal Year Ended	Audit Committee	ESG and Proxy Committee[1]	Governance Committee[2]	Contract Committee[3]	Compensation Committee[4]	Investment Committee[5]
September 30, 2022	4	4	4	3	1	3

1 Effective March 31, 2022, the Proxy Committee was renamed the ESG and Proxy Committee.

2 Effective March 31, 2022, the Nominating and Governance Committee was renamed the Governance Committee.

3 Effective March 31, 2022, the Contract Committee was eliminated, with its responsibilities assumed by the Independent Board Members, acting as a whole.

4 Effective March 31, 2022, the Compensation Committee was eliminated, with its responsibilities assumed by the Governance Committee.

5 The Investment Committee was organized on March 31, 2022.

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6.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

For more information on Lord Abbett, please see the “Investment Adviser” section of Part II.

Lord Abbett is each Fund’s investment adviser. Lord Abbett is a privately held investment adviser. Lord Abbett’s address is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreements between Lord Abbett and Municipal Income Fund, on behalf of each Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

For certain Funds, Lord Abbett has contractually agreed to waive a portion of its fees and reimburse certain expenses. These agreements may be terminated only by the Funds’ Board.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, Rule 12b-1 Plan expenses, Independent Board Members’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Management Fee Rates
The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

Short Duration Tax Free Fund
First $2 billion	0.34%
Next $3 billion	0.32%
Over $5 billion	0.29%
Intermediate Fund
First $2 billion	0.40%
Next $3 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.32%
National Fund, California Fund, New Jersey Fund, and New York Fund
First $1 billion	0.45%
Next $1 billion	0.40%
Over $2 billion	0.35%
High Income Municipal Bond Fund
First $1 billion	0.50%
Next $1 billion	0.45%
Over $2 billion	0.40%
Short Duration High Income Municipal Bond Fund
First $1 billion	0.35%
Over $1 billion	0.31%
Sustainable Municipal Bond Fund
First $1 billion	0.32%
Over $1 billion	0.29%

Management Fees Paid to Lord Abbett
The following tables set forth the management fees each Fund paid to Lord Abbett (taking into account any management fee waivers) for the last three fiscal years ended September 30th:

Part I

6-1

2020

	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund	$5,553,828	$(127,874)	$5,425,954
Intermediate Fund	19,439,277	0	19,439,277
National Fund	13,270,876	0	13,270,876
High Income Municipal Bond Fund	14,636,607	0	14,636,607
Short Duration High Income Municipal Bond Fund[1]	1,869,063	(772,035)	1,097,028
Sustainable Municipal Bond Fund[2]	N/A	N/A	N/A
California Fund	2,223,625	0	2,223,625
New Jersey Fund	566,425	(30,456)	535,969
New York Fund	2,158,077	0	2,158,077

2021

	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund	$7,342,080	$(76,197)	$7,265,883
Intermediate Fund	23,060,788	0	23,060,788
National Fund	16,207,249	0	16,207,249
High Income Municipal Bond Fund	17,661,608	0	17,661,608
Short Duration High Income Municipal Bond Fund[1]	3,327,661	(531,033)	2,796,628
Sustainable Municipal Bond Fund[2]	N/A	N/A	N/A
California Fund	2,594,684	0	2,594,684
New Jersey Fund	598,092	(21,038)	577,054
New York Fund	2,348,739	0	2,348,739

2022

	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund	$7,550,075	$(73,974)	$7,476,011
Intermediate Fund	22,890,553	0	22,890,553
National Fund	15,894,634	0	15,894,634
High Income Municipal Bond Fund	18,555,563	0	18,555,563
Short Duration High Income Municipal Bond Fund[1]	4,500,262	(778,654)	3,721,608
Sustainable Municipal Bond Fund[2]	11,125	(11,125)	N/A
California Fund	2,391,938	0	2,391,938
New Jersey Fund	555,178	(25,949)	529,229
New York Fund	2,226,676	0	2,226,676

1 Prior to December 9, 2022, the management fees for Short Duration High Income Municipal Bond Fund were calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $1 billion of average daily net assets; and

0.35% on the Fund’s average daily net assets over $3 billion.

2 The Fund commenced operations on January 5, 2022.

Part I

6-2

Contractual Fee Waivers and Expense Limitations

Lord Abbett has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to limit each Fund’s total net annual operating expenses (excluding certain expenses such as fees under a Rule 12b-1 Plan and acquired fund fees and expenses) to the annual rates set forth in the following table. This agreement may be terminated only by the Fund’s Board.

	Contract Period	Class F3	All Other Share Classes
Short Duration Tax Free Fund	February 1, 2023 – January 31, 2024	0.41%	0.45%
Short Duration High Income Municipal Bond Fund	December 9, 2022 – January 31, 2024	0.37%	0.45%
Sustainable Municipal Bond Fund	February 1, 2023 – January 31, 2024	0.39%	0.43%
New Jersey Fund	February 1, 2023 – January 31, 2024	0.58%	0.62%

Administrative Services Fees Paid to Lord Abbett
Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. The following table sets forth the administrative services fees each Fund paid to Lord Abbett for the last three fiscal years ended September 30th:

2020

Gross Administrative Fees		Administrative Fees Voluntarily Waived	Net Administrative Fees
Short Duration Tax Free Fund	$653,392	$(13,540)	$639,852
Intermediate Fund	2,024,478	(34,269)	1,990,209
National Fund	1,345,243	(24,280)	1,320,963
High Income Municipal Bond Fund	1,313,661	(29,720)	1,283,941
Short Duration High Income Municipal Bond Fund	186,906	(7,245)	179,661
Sustainable Municipal Bond Fund[1]	N/A	N/A	N/A
California Fund	197,656	(6,746)	190,910
New Jersey Fund	50,349	(3,992)	46,357
New York Fund	191,829	(6,146)	185,683

1 The Fund commenced operations on January 5, 2022.

2021

Gross Administrative Fees		Administrative Fees Voluntarily Waived	Net Administrative Fees
Short Duration Tax Free Fund	$867,867	$(17,516)	$850,351
Intermediate Fund	2,435,519	(47,708)	2,387,811
National Fund	1,680,828	(34,470)	1,646,358
High Income Municipal Bond Fund	1,616,161	(36,861)	1,579,300
Short Duration High Income Municipal Bond Fund	332,766	(10,279)	322,487
Sustainable Municipal Bond Fund[1]	N/A	N/A	N/A
California Fund	230,638	(8,445)	222,193
New Jersey Fund	53,164	(4,764)	48,400
New York Fund	208,777	(7,994)	200,783

1 The Fund commenced operations on January 5, 2022.

Part I

6-3

2022

Gross Administrative Fees		Administrative Fees Voluntarily Waived	Net Administrative Fees
Short Duration Tax Free Fund	$893,759	$(25,798)	$867,961
Intermediate Fund	2,416,063	(69,196)	2,346,867
National Fund	1,645,101	(51,537)	1,593,564
High Income Municipal Bond Fund	1,705,556	(47,341)	1,658,215
Short Duration High Income Municipal Bond Fund	450,026	(23,660)	426,366
Sustainable Municipal Bond Fund[1]	1,391	(1,391)	0
California Fund	212,617	(8,836)	203,781
New Jersey Fund	49,349	(1,161)	48,188
New York Fund	197,927	(7,478)	190,449

1 The Fund commenced operations on January 5, 2022.

Distributor

For additional information on the Distributor, please see the “Investment Advisory and Other Services, Fees, and Expenses – Distributor” section of Part II. The Distributor received no other compensation (including compensation on redemption and repurchase and brokerage commissions in connections with Fund transactions) apart from that reflected below.

The following table sets forth the net sales charge received (after allowance of a portion of the sales charge to independent dealers) by the Distributor, as the Registrant’s principal underwriter, for the last three fiscal years ended September 30th:

	2020	2021	2022
Gross sales charge	$8,708,864	$9,237,872	$3,178,261
Amount allowed to dealers	7,435,416	7,896,375	2,750,792
Net commissions received by the Distributor	1,273,268	1,341,497	427,469

The following table sets forth the CDSC received by the Distributor for the last three fiscal years ended September 30th:

	2020	2021	2022
CDSC received by the Distributor	$1,396,400	$709,662	$710,562

Rule 12b-1 Plan
The following table sets forth the amounts paid by each applicable class of the Funds to the Distributor pursuant to the Rule 12b-1 Plan for the fiscal year ended September 30, 2021. For additional information, please see the “Investment Advisory and Other Services, Fees, and Expenses – Rule 12b-1 Plan” section of Part II.

	Class A	Class C	Class F	Class P1
Short Duration Tax Free Fund	$1,957,134	$226,264	$485,193	N/A
Intermediate Fund	4,875,905	1,339,050	1,815,642	N/A
National Fund	5,345,589	949,013	660,472	N/A
High Income Municipal Bond Fund	4,393,018	1,940,475	993,481	N/A
Short Duration High Income Municipal Bond Fund	786,104	235,814	342,386	N/A
Sustainable Municipal Bond Fund	4,188	518	52	N/A
California Fund	681,622	232,548	80,276	N/A
New Jersey Fund	186,550	0	17,780	N/A
New York Fund	712,583	232,988	48,453	N/A

1 There are no outstanding Class P shares as of the date of this SAI.

Part I

6-4

Brokerage Commissions
The Funds policy with respect to portfolio transactions and brokerage is set forth under the “Brokerage Allocation and Other Practices” section of Part II.

Brokerage Commissions Paid to Independent Broker-Dealer Firms.
The following table sets forth the total brokerage commissions on transactions of securities each Fund paid to independent broker-dealer firms for the last three fiscal years ended September 30th:

	2020	2021	2022
Short Duration Tax Free Fund	$0	$0	$0
Intermediate Fund	1,463	0	0
National Fund	4,044	1,089	1,089
High Income Municipal Bond Fund	3,642	692	692
Short Duration High Income Municipal Bond Fund	1,276	3,592	3,592
Sustainable Municipal Bond Fund[1]	N/A	N/A	0
California Fund	669	148	148
New Jersey Fund	98	0	0
New York Fund	512	89	89

1 The Fund commenced operations on January 5, 2022.

The amount of brokerage commissions paid by the Fund may change from year to year because of changing asset levels, shareholder activity, and portfolio turnover, among other factors.

In addition to the purchase of research services through “commission sharing arrangements,” Lord Abbett purchased third party research services with its own resources during the past three fiscal years ended September 30th. For the fiscal year ended September 30, 2022, no Fund directed portfolio transactions to broker-dealers because of Research Services provided.

Regular Broker-Dealers
During the fiscal year ended September 30, 2022, the Funds did not acquire securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, that derived, or have a parent that derived more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser.

Part I

6-5

7.
PORTFOLIO MANAGER INFORMATION

Other Accounts Managed

The following table sets forth information about the other accounts managed by the Funds' portfolio managers as of September 30, 2022 (or another date, if indicated). For more information, please see the “Portfolio Management Information” section of Part II. The data shown below are approximate.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Short Duration Tax Free Fund
Daniel T. Vande Velde	1	5,349.16	0	0	5,793	5,799.43
Daniel S. Solender	8	14,706.48	0	0	8,141	7,216.30

Intermediate Fund
Daniel T. Vande Velde	1	2,155.55	0	0	5,793	5,799.43
Daniel S. Solender	8	11,512.88	0	0	8,141	7,216.30

National Fund
Daniel S. Solender	8	13,271.30	0	0	8,141	$7,216.30
Gregory M. Shuman	4	5,196.25	0	0	5,562	5,029.17

High Income Municipal Bond Fund
Daniel S. Solender	8	13,099.86	0	0	8,141	7,216.30
Gregory M. Shuman	4	5,024.80	0	0	5,562	5,029.17

Short Duration High Income Municipal Bond Fund
Gregory M. Shuman	4	7,837.22	0	0	5,562	5,029.17
Daniel S. Solender	8	15,912.27	0	0	8,141	7,216.30
Thomas J. Raleigh[1]	N/A	N/A	N/A	N/A	N/A	N/A

Sustainable Municipal Bond Fund
Daniel S. Solender	8	16,857.43	0	0	8,141	7,216.30
Gregory M. Shuman	4	8,782.38	0	0	5,562	5,029.17
Christopher T. English	0	0	0	0	5,712	5,300.56

Part I

7-1

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
California Fund
Gregory M. Shuman	4	8,307.28	0	0	5,562	5,029.17
Daniel S. Solender	8	16,382.34	0	0	8,141	7,216.30

New Jersey Fund
Philip B. Herman	1	461.01	0	0	5,712	5,300.56
Daniel S. Solender	8	16,752.70	0	0	8,141	7,216.30

New York Fund
Philip B. Herman	1	109.33	0	0	5,712	$5,300.56
Daniel S. Solender	8	16,401.03	0	0	8,141	$7,216.30

1 Thomas J. Raleigh was newly added to the Short Duration High Income Municipal Bond Fund effective February 1, 2023 and his other accounts managed data will be reported in a future filing.

Holdings of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Funds he or she manages, as of September 30, 2022 (or another date, if indicated). This table includes the value of securities beneficially owned by the portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities
Short Duration Tax Free Fund
Daniel T. Vande Velde	$10,001-$50,000
Daniel S. Solender	$10,001-$50,000

Intermediate Fund
Daniel T. Vande Velde	$100,001-$500,000
Christopher T. English	$10,001-$50,000
Daniel S. Solender	$10,001-$50,000

National Fund
Daniel S. Solender	Over $1,000,000
Gregory M. Shuman	$50,001-$100,000

High Income Municipal Bond Fund
Daniel S. Solender	Over $1,000,000
Gregory M. Shuman	$100,001-$500,000

Short Duration High Income Municipal Bond Fund
Gregory M. Shuman	$10,001-$50,000
Daniel S. Solender	$500,001-$1,000,000
Thomas J. Raleigh[1]	N/A

Sustainable Municipal Bond Fund
Gregory M. Shuman	$10,001-$50,000
Christopher T. English	$10,001-$50,000
Daniel S. Solender	$10,001-$50,000

Part I

7-2

Ownership of Securities	Aggregate Dollar Range of Securities
California Fund
Gregory M. Shuman	$10,001-$50,000
Carson Houle	$10,001-$50,000
Daniel S. Solender	$0

New Jersey Fund
Philip B. Herman	$1-$10,000
Daniel S. Solender	$1-$10,000

New York Fund
Philip B. Herman	$0
Daniel S. Solender	$0

1 Thomas J. Raleigh was newly added to the Short Duration High Income Municipal Bond Fund effective February 1, 2023 and his portfolio holdings will be reported in a future filing.

Part I

7-3

8.
SECURITIES LENDING

Each Fund did not engage in securities lending during the Funds' most recent fiscal year.

Part 1

8-1

9.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders beneficially owning more than 25% of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As of December 31, 2022, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own more than 25% of the Fund’s outstanding shares:

CALIFORNIA FUND
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	27.23%
NATIONAL FUND
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	43.06%
SHORT DURATION TAX FREE FUND
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	25.90%
SUSTAINBLE MUNICIPAL BOND FUND
	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	90.63%

As of December 31, 2022, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own 5% or more of the specified class of the Fund’s outstanding shares:

Part I

9-1

CALIFORNIA TAX FREE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	28.83%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.07%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.78%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.84%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.91%
CALIFORNIA TAX FREE FUN CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.30%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.71%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	37.06%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	10.56%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.37%
CALIFORNIA TAX FREE FUND CLASS F	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.03%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	31.10%

Part I

9-2

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	42.15%
CALIFORNIA TAX FREE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	98.03%
CALIFORNIA TAX FREE FUND CLASS I	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.06%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20.85%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.56%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	18.88%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21.56%
HIGH INCOME MUNICIPAL BOND FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	34.67%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.12%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.24%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.43%

Part I

9-3

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.84%
HIGH INCOME MUNICIPAL BOND FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7.44%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.41%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.77%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.54%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	28.09%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.82%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.27%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.82%
HIGH INCOME MUNICIPAL BOND FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	30.82%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	12.27%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11.51%

Part I

9-4

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	27.16%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.40%
HIGH INCOME MUNICIPAL BOND FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	92.37%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	5.20%
HIGH INCOME MUNICIPAL BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.72%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9.19%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.12%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.05%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	13.22%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.54%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.83%

Part I

9-5

INTERMEDIATE TAX FREE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	38.72%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.88%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.53%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.35%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	7.68%
INTERMEDIATE TAX FREE FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	8.71%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.20%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.37%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	9.28%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.15%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.00%

Part I

9-6

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.88%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.59%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.82%
INTERMEDIATE TAX FREE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.40%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.97%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.70%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	50.33%
INTERMEDIATE TAX FREE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	79.50%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19.10%
INTERMEDIATE TAX FREE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.27%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.65%

Part I

9-7

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.17%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.90%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36.43%
NATIONAL TAX FREE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	52.42%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.05%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.83%
NATIONAL TAX FREE FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	19.13%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.13%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.40%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.53%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	7.32%

Part I

9-8

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.34%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.00%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.13%
NATIONAL TAX FREE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.17%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.82%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	15.48%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	22.13%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.37%
NATIONAL TAX FREE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	96.12%
NATIONAL TAX FREE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.15%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	8.49%

Part I

9-9

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.30%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.15%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.99%
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	6.77%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.94%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21.02%
NEW JERSEY TAX FREE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	8.20%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8.24%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.37%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.00%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	10.60%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.43%

Part I

9-10

NEW JERSEY TAX FREE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.53%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	32.50%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9.86%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	27.66%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	11.15%
NEW JERSEY TAX FREE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	79.62%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	20.38%
NEW JERSEY TAX FREE FUND CLASS I	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.81%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.10%
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	6.40%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.96%

Part I

9-11

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30.45%
NEW YORK TAX FREE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.57%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.98%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	15.61%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.66%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	12.71%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	16.38%
NEW YORK TAX FREE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.16%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	37.93%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	6.59%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.38%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	23.46%

Part I

9-12

NEW YORK TAX FREE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.19%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	18.25%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	20.92%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	33.93%
	SEI PRIVATE TRUST CO C/O GWP US ADVISORS C/O: REGIONS BANK 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.27%
NEW YORK TAX FREE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	89.06%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	10.94%
NEW YORK TAX FREE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS DEPT 4TH FL 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.21%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.93%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.83%
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	18.32%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	12.41%

Part I

9-13

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24.29%
SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	16.22%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.57%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN: MUTUAL FUNDS OPERATIONS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.31%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.90%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	6.45%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.08%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	33.56%
SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	6.50%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.01%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.15%

Part I

9-14

	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	8.32%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.94%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	11.51%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.25%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	23.56%
SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.58%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.91%
	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	6.23%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	43.80%
SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.26%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.72%

Part I

9-15

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	20.58%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	7.57%
	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	6.15%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.85%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.73%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.16%
SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	64.06%
	JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	35.37%
SHORT DURATION TAX FREE FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	35.59%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.25%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.31%

Part I

9-16

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	12.31%
SHORT DURATION TAX FREE FUND CLASS C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.11%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.16%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.35%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.14%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.25%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.30%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.64%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	16.61%
SHORT DURATION TAX FREE FUND CLASS F	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.13%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.11%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.54%

Part I

9-17

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	50.37%
SHORT DURATION TAX FREE FUND CLASS F3	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	53.37%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	44.42%
SHORT DURATION TAX FREE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.94%
	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.20%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.57%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.18%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	23.69%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	6.49%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.80%
SUSTAINABLE MUNICIPAL BOND FUND CLASS A	GERALD R PFUND SUBJECT TO DST TOD RULES 511 FIELDSTONE TER WYCKOFF NJ 07481-3505	6.35%

Part I

9-18

	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	91.73%
SUSTAINABLE MUNICIPAL BOND FUND CLASS C	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	49.07%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	50.93%
SUSTAINABLE MUNICIPAL BOND FUND CLASS F	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%
SUSTAINABLE MUNICIPAL BOND FUND CLASS F3	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	100.00%
SUSTAINABLE MUNICIPAL BOND FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.78%
	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	91.22%

As of December 31, 2022, each Fund’s officers and Board Members, as a group, owned less than 1% of each class of the Funds’ outstanding shares.

Lord Abbett’s seed capital may represent ownership of up to 100% of certain share classes during their initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease.

Part I

9-19

10.
FINANCIAL STATEMENTS

The financial statements are incorporated into this SAI by reference to the Funds’ most recent annual report to shareholders, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, based on their authority as experts in accounting and auditing.

Part I

10-1

11.
STATE TAX CONSIDERATIONS

The section provides information on special state tax rules that may apply to certain Funds and to you if you invest in one of the following Funds. The following is only a summary of important state tax rules and should be read in conjunction with the “Taxation of the Funds” section in Part II, which contains additional information on the tax rules that may apply to the Funds. You should consult your tax advisers regarding specific questions as to federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

This discussion assumes that each Fund discussed below qualifies for the special tax treatment afforded to a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

California Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of California state or local governmental obligations and/or federal obligations the interest from which is exempt from California personal income taxation. If the Fund qualifies to pay exempt-interest dividends and reports them as such to shareholders, all distributions of the Fund attributable to interest income earned on such California state or local governmental obligations or federal obligations for the taxable year of the Fund will be exempt from California personal income tax. However, any portion of a distribution that is attributable to such interest will not be exempt from the California franchise tax.

New Jersey Fund - For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax (i) the Fund must have no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount, or bond indexes related thereto for the calendar year; and (ii) at the close of each quarter of its tax year, at least 80% of the aggregate principal amount of all the Fund's investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school, or other district, agency, authority, commission, instrumentality, public corporation, body corporate, and politic or political subdivision of the State of New Jersey or in other obligations that are statutorily free from state and local taxation under any other act of New Jersey or under the laws of the United States (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount, or bond indexes related thereto, to the extent such instruments are authorized by section 851(b) of the Code (regarding the requirements for regulated investment companies), and cash and cash items (including receivables) are excluded from the aggregate principal amount of the Fund's investments. If the Fund qualifies to pay exempt-interest dividends and complies with certain reporting requirements, all distributions attributable to interest or gain on the obligations included in the 80% Test will be exempt from New Jersey personal income tax, but will be subject to the New Jersey corporation business tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

New York Fund - Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions that are attributable to interest earned by the Fund on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets (as defined in section 851 of the Code) consists of obligations of the United States and its possessions and the Fund properly designates the income from such obligations; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation. However, any portion of a distribution that is attributable to such interest will be subject to the New York State corporation franchise tax and the New York City general corporation tax.

Part I

11-1

APPENDIX A

RISK FACTORS REGARDING INVESTMENTS IN PUERTO RICO, CALIFORNIA, NEW JERSEY, AND NEW YORK MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS

The Commonwealth continues to face severe fiscal and economic challenges. The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), effective June 30, 2016, established a financial oversight and management board (the “Oversight Board”) to review and approve fiscal plans of the Commonwealth and placed a temporary stay on actions to enforce the outstanding debt obligations of the Commonwealth. Further, PROMESA empowers the Oversight Board to facilitate debt restructuring discussions between the Commonwealth and its creditors and, to restructure the debt of the Commonwealth, its public corporations and its municipalities. On May 3, 2017, the Oversight Board filed a Title III petition for the Commonwealth with the United States District Court for the District of Puerto Rico (the “District Court”) under Section 304(a) of PROMESA. The Oversight Board also filed Title III petitions for certain public corporations and authorities of the Commonwealth in 2017. The Commonwealth cannot file for bankruptcy protection under Chapter 9 of the Federal Bankruptcy Code. The Title III process is similar, but not identical, in many respects to a Chapter 9 municipal bankruptcy proceeding and permits adjustments to the debts of the debtor entity, including, but not limited to, general obligation bonds of the Commonwealth. The filing of these Title III petitions triggered a new stay of any actions or proceedings against the Commonwealth and these other public corporations and authorities. On January 18, 2022, the district court entered an order confirming the sixth modified eighth amended plan of adjustment (the “Plan”) for the Commonwealth of Puerto Rico, the Employees Retirement System of the Government of the Commonwealth of Puerto Rico, and the Puerto Rico Public Buildings Authority.

While the Plan has been confirmed and implemented, bondholders could encounter delays or losses, by, among other factors, appeals of the district court decision confirming the Plan. It is not possible to determine whether any appeals of the district court decision confirming the Plan will be successful or the timing of such determination.

While a Title III petition for one of the public authorities, the Puerto Rico Sales Tax Financing Corporation (“COFINA”), was resolved in 2019 by the implementation of COFINA’s third amended plan of adjustment, there can be no assurance that the other Title III proceedings for other Puerto Rico public authorities, such as the Puerto Rico Electric Power Authority (“PREPA”), will be resolved with similar outcomings or the timing of such resolution. The ongoing financial and economic difficulties facing the Commonwealth, including the widespread damage caused by Hurricanes Irma and Maria, and the uncertainty regarding the outcome of the Title III proceedings involving PREPA and the other public authorities and the implementation of PROMESA, present significant risks to such public authorities’ ability to honor their obligations to pay debt service on its outstanding bonds. Accordingly, holders of such bonds should not expect to receive timely payments of principal and interest, and should expect that if any such payments are received in the future, any amounts may be substantially less than the principal and interest owed on the obligations.

CALIFORNIA BONDS

As of December 21, 2022, California’s general obligation debt was assigned a rating of Aa2 by Moody’s and AA- by S&P. Moody’s designates a stable outlook and S&P a positive outlook for the state’s general obligation bonds.

California has a diverse economy with major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The makeup of the state economy

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generally mirrors that of the national economy. California is by far the most populous state in the nation, with an estimated 39.19 million residents as of January 2022, a decline of 0.30 percent from the previous year. Its population is approximately 33 percent larger than that of the second most populous state and it contains approximately 12 percent of the total U.S. population. As of adoption of the most recently adopted budget (the “2022-23 Budget”), the state’s population was projected to continue to grow over the long term, although more slowly than in the past, and reach 43.5 million residents by 2060. Births and net migrants to California have seen substantial declines recently, resulting in downward revisions to current population estimates. Provisional births for fiscal year 2020-21 totaled approximately 420,000, a decrease of 3.9 percent from 437,000 births during fiscal year 2019-20. Net migration (in-migration minus out-migration), which averaged 53,000 persons per year during fiscal years 2010-11 through 2014-15, turned negative mid-decade and declined to -249,000 in fiscal year 2020-21 as fewer individuals moved to the state and immigration was still restricted due to the pandemic. International migration, which accounts for a significant proportion of California’s annual net migration and its growth, was largely suspended from March 2020 through February 2021 by executive order.

California’s budget resilience is strong as it continues building reserves, reducing retirement liabilities, and focusing on one-time spending rather than ongoing investments to maintain structurally balanced budgets over the long term. The 2022-2023 Budget includes $37.2 billion in total budgetary reserves. The 2022-2023 Budget provides significant budgetary flexibility, including these robust reserves, in the event general fund revenues are below general fund revenue estimates used in the budget. Since the end of the severe recession in 2009 (the “Great Recession”), California repaid all budgetary debts and implemented plans to pay down the remaining unfunded portions of all major state pension and retiree healthcare liabilities over the next three decades. California’s past budget challenges were often addressed by use of unprecedented levels of debt, deferrals, and budgetary obligations accumulated during periods of economic recession in the prior two decades. There can be no assurance that any future budget challenges would not be addressed in a similar manner.

California’s general fund budget has ended each fiscal year with an operating surplus since fiscal year 2012-13 and as of the most recently adopted budget act is projected to remain structurally balanced through fiscal year 2025-26. Over the last several fiscal years, the state has built up significant budget reserves. Based on the 2022-23 Budget, California is projected to achieve a reserve balance in the budget stabilization account estimated to equal $23.2 billion. This budget act also projects an additional $3.5 billion in the Special Fund for Economic Uncertainties, $9.5 billion in the Public School System Stabilization Account and $900 million in the Safety Net Reserve Fund for total projected budgetary reserves of $37.2 billion at the end of the 2022-23 fiscal year. The state’s liquidity position has improved dramatically since cash flow challenges in the immediate aftermath of the Great Recession; the state has not had to use external “revenue anticipation note” borrowing since fiscal year 2014-15 and no such notes are planned for fiscal year 2022-23. Given the improved revenue picture, the 2022-23 Budget assumes $87.8 billion in unused borrowable resources (approximately $37.2 billion in reserves) at the end of fiscal year 2022-23. However, risks to this forecast remain, including among others, the threat of recession or inflation, and disruptions in global relations or trade (including supply chain issues).

California remained one of the largest economies in the world in 2021 with a GDP of $3.4 trillion. California real GDP contracted by a record 31.5 percent SAAR in the second quarter of 2020, after falling by 4.3 percent in the first quarter of 2020, bringing it back to the level experienced in the first quarter of 2017. California real GDP then grew by a record 31.2 percent in the third quarter of 2020, followed by increases of 3.8 percent in the fourth quarter of 2020 and 6.3 percent in the first quarter of 2021, bringing it to the level experienced in the third quarter of 2019. California’s unemployment rate reached a monthly record-high of 16.1 percent in May 2020 before decreasing to 5.3 percent in February 2022, which was the latest data prior to finalizing the 2022-23 May Revision economic forecast, or 1.2 percentage points higher than its February 2020 rate of 4.1 percent. California added back approximately 2.4 million jobs from May 2020 to February 2022, or approximately 87 percent of the 2.8 million jobs lost in March and April 2020. California’s labor force is projected to recover to its pre-pandemic level (fourth quarter of 2019) by the first quarter of 2023, as California’s unemployment rate is projected to steadily decrease to its 2019 annual pre-pandemic record-low of 4.1 percent by 2024 and California’s nonfarm employment is projected to recover to its pre-pandemic level (first quarter of 2020) by the fourth quarter of 2022.

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California’s fiscal challenges include high debt levels and governance restrictions that limit its ability to respond to revenue volatility (e.g., requiring a supermajority to approve tax increases). The state faces a number of economic and budget risks, including, but not limited to, inflation, the effect of an extended recession and/or climate change, capital gains volatility, housing constraints and significant unfunded liabilities of the two main retirement systems managed by state entities. The state also has a significant unfunded liability with respect to other postemployment benefits. Strategies to prefund other postemployment benefits costs were established in 2015, and today, nearly all state employees contribute towards prefunding OPEB costs. The state is also grappling with the as-yet unclear impact on the timing and amount of certain tax revenues due to implementation of a change in state law in 2021 that allows taxpayers who have income from pass-through entities to electively pay a tax at the business entity level and receive state personal income tax credit for the same amount (a “PTE Elective Tax”), as well as the unknown economic impact of the increases in the target federal funds rate by the Federal Reserve in 2022.

As of July 1, 2022, the state had $77.6 billion of outstanding long-term general obligation debt and lease revenue bonds payable primarily from the state’s General Fund. At that time there were authorizations for issuance of approximately $31.0 billion of additional general obligation debt and $5.7 billion of additional lease revenue bonds.

Both California state and local governments face substantial future liabilities deriving from underfunded pension systems and liabilities for other post-employment benefits, particularly for health care. In December 2016, the California Public Employees’ Retirement System (“CalPERS”), which covers most state and many local government employees, reduced its long-term expected investment rate from 7.5 to 7.0 percent and as of November 2021 it reduced this rate to 6.8 percent. To make up for this reduction in expected investment returns both the state and local governments which participate in CalPERS will be required to increase their annual payments to CalPERS in coming years, putting pressure on other programs; the increases for local governments will be phased in over three years, however. In 2019, CalPERS publicly indicated that it expects actual investment returns in the next ten-year period to be less than a 7 percent rate of return. Actual investment returns lower the actuarially assumed level will result in decreased funding status and increased actuarially required contributions. Many larger cities and counties in California have their own pension systems outside CalPERS.

California has a highly progressive personal income tax structure and taxes capital gains at the same rate as other income. As a result, a large portion of the taxes received is paid by a small portion of high-income taxpayers, which leads to a higher level of economic and revenue volatility relative to other states. Capital gains tax revenues are the state’s most volatile revenue source, and even absent a recession, a stock market correction or extended decline could significantly reduce the state’s revenues. Proposition 2, a legislative constitutional amendment that amended the provisions governing the budget stabilization account, mitigates some of the state’s exposure to capital gains volatility by requiring spikes in capital gains tax revenue be used to repay the state’s debts and liabilities and to be deposited in such reserve account. Despite significant revenue growth in recent years, the state has maintained fiscal discipline to prepare for economic recessions and the resulting revenue reductions.

Local governments in California derive revenue from a variety of sources, including real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. Property taxes are limited by voter-approved Proposition 13, and other tax sources are limited and in many cases, require voter approval. In general, local governments face significant fiscal constraints, and three California cities have had to seek adjustment of their debts and finances under Chapter 9 of the federal bankruptcy code in the aftermath of the recession. There is no assurance that other cities or local governments may not have to utilize Chapter 9 in the future.

Constitutional and political constraints limit the state’s budgetary and financial flexibility and ability to deal with financial crisis, including a two-thirds legislative vote required to raise state revenues, and voter approval required for issuing general obligation debt. The Governor does not have independent power to make mid-year budget adjustments. Proposition 1A (approved in November 2004) limits the state’s ability to borrow local governments’ property tax revenues, and Proposition 98 (approved in November 1987)

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imposes funding requirements for schools and results in additional funding burdens on the state if local property taxes decline. Proposition 26 (approved in November 2010) expanded the definition of a tax to include certain fees and charges, broadening the scope of revenue generating tools that require a two-thirds legislative vote. Constitutional provisions establish priority payments for education (although general obligation debt service is the second priority) and limit the state’s ability to spend proceeds from certain tax revenues and fees. Various Constitutional and statutory provisions also may result in limits to and decreases in state and local revenues, and thus affect the ability of California municipal bond issuers to meet their financial obligations. Future amendments to the California Constitution or statutory changes also may affect the ability of the state or local issuers to repay their obligations, such amendments or changes may be implemented through the voter initiative process and not through the state legislature.

NEW JERSEY BONDS

As of December 21, 2022, Moody’s general obligation bond rating for New Jersey is A2 with a positive outlook and S&P’s general obligation bond rating for New Jersey is A- with a positive outlook. On September 30, 2022, Moody’s affirmed New Jersey’s general obligation rating of A2 and updated the outlook to positive. Moody’s credit analysis noted that New Jersey is contributing the full actuarial amounts to its pensions for a second year and taking advantage of recent strong revenue growth to retire some of its bonded debt while also allocating cash to capital investment needs. Also, New Jersey’s budgeted funds began the 2023 fiscal year (July 1, 2022) with balances equal to about 15% of appropriations, which positions New Jersey to better withstand potentially less favorable economic and revenue trends. The positive outlook is supported by the likelihood that New Jersey will continue its current practices for managing reserves and long-term liabilities. The analysis further noted that New Jersey remains subject to long-term liability and fixed-cost burdens much more substantial than those of most other states.

Moody’s cited the following as credit strengths: improved financial position, including strong fund balances, that provides flexibility to absorb rising costs or potential revenue shortfalls; a commitment to making actuarially determined pension contributions and to controlling pension liability growth; high resident wealth, a well-educated workforce and a large, diverse economy; and broad executive powers to reduce expenditures. Moody’s cited the following as credit challenges: large long-term liabilities and very high fixed costs limit future budget flexibility; significant recent growth in outlays leaving New Jersey vulnerable to a sizable tax revenue decline; and absence of certain best governance practices, such as requirements to maintain or replenish financial reserves or to devise multi-year budget forecasts and use binding, consensus revenue forecasting.

On October 7, 2022, S&P affirmed New Jersey’s general obligation rating of A- and positive outlook. S&P’s credit analysis notes that New Jersey’s general creditworthiness has been on an improving trend after a remarkable financial turnaround: after borrowing general obligation bonds in fiscal 2021 to fund a projected operating deficit and budgeting for another operating deficit in fiscal 2022, pandemic-related federal funds and stronger-than-expected tax revenues produced operating surplus in fiscal 2021 and 2022, and the adopted fiscal 2023 budget appears to show structural balance. The 2023 budget also appropriates full pension actuarially determined contributions (ADC) for the second year in a row, following more than 20 years of funding less than the full ADC. The analysis further notes that New Jersey still faces headwinds as its long-term liabilities remain among the highest in the nation, which negatively affects S&P’s analysis. State net pension liabilities remain large, OPEB liabilities were larger than the net pension liability as of the most recent measurement dates, and debt levels remain large despite debt defeasances and recent plans to cash fund projects that might otherwise be debt funded. The positive outlook reflects full funding of the pension ADC in fiscal 2022 and budgeted full funding in fiscal 2023.

The rating reflects S&P’s view of the following factors: continued lack of funding of very large OPEB obligations and a history of substantially underfunding the state retirement systems’ ADC before fiscal 2022, which, together with high debt, create large annual costs that could pressure future budgets in the event of an economic downturn; until recently, a history of minimal fund balances and large structural budget deficits when considering pension contribution shortfalls, which conditions S&P believes could reoccur in an economic downturn; and a diverse economic base benefiting from its strategic location

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between New York City and Philadelphia, resulting in per capita income levels among the highest in the nation, but growth that often lags the national rates. The credit analysis notes that New Jersey’s economy and high incomes could support a higher rating, but the financial pressures caused by significantly underfunded pension and OPEB liabilities, as well as the state’s high debt burden, result in a rating well below the median for the state sector.

State law and the New Jersey Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality’s or any other bond-issuing authority’s ability to repay its obligations. The New Jersey Supreme Court rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the state’s outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the state, but by annual appropriations. In November 2008, New Jersey voters approved an amendment to the Constitution, which provides that the state may not issue bonds that are not backed by a dedicated revenue source without voter approval.

The New Jersey Constitution requires a balanced budget and provides, in part, that no money shall be drawn from the state treasury except for appropriations made by law and that no law appropriating money for any state purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor. The Constitution also provides that the New Jersey Legislature shall not, in any manner, create in any fiscal year a debt or debts, liability or liabilities of New Jersey, which together with any previous debts or liabilities shall exceed at any one time 1% of the total amount of appropriations for that fiscal year, unless higher amounts are specifically authorized by a law for some single object or work distinctly specified therein and such law is approved by voters at a general election.

New Jersey’s local budget law imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates local units’ issuance of debt by limiting the amount of tax anticipation notes that they may issue and requiring their repayment within 120 days of the end of the succeeding fiscal year (not later than June 30 of the succeeding fiscal year in the case of the counties). Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases for such entities, with certain exceptions.

NEW YORK BONDS

As of December 21, 2022, Moody’s general obligation bond rating for New York is Aa2 and S&P’s general obligation bond rating of New York is AA1.

In the December 21, 2022 mid-year update to its Annual Information Statement (the “NYS AIS Update”), the state Division of Budget projected a balanced budget in fiscal year 2023 and budget gaps of $148 million, $3.5 billion, $3.3 billion and $6.0 billion in fiscal years 2024 through 2027, respectively. Through September 2022, general fund receipts, including transfers from other funds, were $3.1 billion higher than estimated in the first quarterly update to the Annual Information Statement, due primarily to strength in personal income tax collections and non-tax receipts. General fund disbursements, including transfers to other funds, were $1.7 billion below the cash flow estimate, with lower spending across most local aid programs and a decrease in state Medicare spending due to the extension of enhanced federal funding. The general fund ended September 2022 with a cash balance of roughly $50 billion, the highest balance ever recorded at the end of a second quarter and equal to more than half of estimated general fund spending for fiscal year 2023. The $12.75 billion in recovery aid received by the state from the American Rescue Plan Act of 2021 is expected to be used over four years (fiscal years 2022-2025.) The Division of Budget’s current economic forecast identifies significant downside risks that could potentially tip the national economy into recession. In preparation for that possibility, the state has steadily increased its reserves. At the end of fiscal year 2022, the state’s principal reserves totaled nearly $9 billion. Over the

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next three years, projected additional deposits of $10.4 billion are expected to bring reserves to $19.5 billion, equal to 15 percent of operating funds spending, the fiscal target set by the state in October 2021.

As of March 31, 2022, the state had outstanding approximately $61.9 billion of state-related debt, inclusive of approximately $2.0 billion of general obligation bonds, $46.7 billion of personal income tax revenue bonds and $12.4 billion of sales tax revenue bonds. State-related debt includes all debt that is reported on the state’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds, and consists primarily of obligations that are paid from traditional state resources and have a budgetary impact. These include, but are not limited to, personal income tax revenue bonds and sales tax revenue bonds issued by public authorities of the state, where the state’s legal obligation to make payments to such authorities is subject to and paid from annual appropriations made by the state legislature, and general obligation debt.

Other than personal income revenue bonds and sales tax revenue bonds issued by public authorities, the state’s public authorities generally are responsible for financing, constructing, and operating revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the state has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either state-supported debt or state-related debt. Some public authorities, however, receive monies from state appropriations to pay for the operating costs of certain programs.

The New York State and Local Retirement System (“NYSLRS”) provides pension benefits to employees of the state and its localities, except employees of New York City and public school teachers and administrators, who are covered by separate plans. As of March 31, 2022, state employees made up approximately 31 percent of the membership in NYSLRS, and there were 2,972 other participating employers, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities. The assumed rate of return for fiscal year 2022 was 6.8 percent. In August 2021, the assumed rate of return was lowered from 6.8 percent to 5.9 percent for fiscal year 2023 and 2024. Employer contribution rates are determined annually and are dependent, in part, upon the value of investments held and the present value of anticipated benefits to be paid. NYSLRS’ members are categorized into six tiers depending on date of membership, and employee contributions and benefits vary depending on tier. The state is expected to face increasing pension funding obligations. The state also faces significant other post-employment benefit funding obligations, which consist primarily of retiree health benefits. Because the state funds its other post-employment benefits on a pay-as-you-go basis as required by law, unfunded liabilities are projected to grow higher.

The NYS AIS Update states that the Covid-19 pandemic caused severe declines in Metropolitan Transportation Authority (“MTA”) ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. The MTA is the state’s largest public authority. If the financial impacts of the COVID-19 pandemic on the MTA’s operating budget extend after the federal funds received by the MTA are fully spent, and without additional federal aid, the MTA will need to consider additional actions to balance its future budgets. If additional resources are provided by the state, either through additional subsidies or new revenues, it could have a material and adverse impact on the state's financial plan.

The NYS AIS Update also identifies a number of risks inherent in the implementation of the state budget and financial plan. Specifically, changes to the federal tax law and budgetary changes or other actions taken by the federal government may adversely affect the state’s finances. Additional risks include, but are not limited to, uncertainties and risks concerning its economic and receipts forecasts including the impacts of: national and international events; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic and pandemic events; cybersecurity threats; federal statutory and regulatory changes concerning financial sector activities; changes in federal tax law and federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in

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monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; tech industry developments and employment; the effect of household debt on consumer spending and state tax collections; and the outcome of litigation and other claims affecting the state. The state further indicates that its financial plan is subject to the following uncertainties and contingencies: wage and benefit increases for state employees that exceed projected annual costs; changes in the size of the state’s workforce; the realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for state employees affecting the state’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the state’s updated financial plan; the ability of the state to implement cost reduction initiatives, including reductions in state agency operations, and the success with which the state controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the state and its public authorities to market securities successfully in the public credit markets.

The issuance of debt by municipalities in the state is governed by state constitutional and statutory provisions. Local governments in the state have constitutional or statutory restrictions on the purposes for which debt may be issued and limits on the amounts and maturity of debt that may be issued.

Municipalities must provide an annual appropriation for the payment of principal and interest on all indebtedness. Permitted types of indebtedness include, but are not limited to, bonds, bond anticipation notes, revenue anticipation notes and tax anticipation notes.

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APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

Moody’s Long-Term Rating Scale
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Rating Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s US Municipal Short-Term Debt Ratings
MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Long-Term Issue Credit Ratings
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

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AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB B CCC CC C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings
A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However,

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adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Municipal Bond Short-Term Issue Credit Ratings
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D

'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch Public Finance and Global Infrastructure Obligations
AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B

Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D

Default. Indicates a default. Default generally is defined as one of the following: (a) Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (b) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (c) distressed exchange of an obligation, where creditors were offered securities

Part I

with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Note: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. ‘AAApre’, ‘AA+pre’).

Fitch Short-Term Ratings Assigned to Issuers and Obligations
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Part I